SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 30, 2006

                         MSGI SECURITY SOLUTIONS, INC.
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               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
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(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)

                               575 Madison Avenue
                            New York, New York 10022
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                    (Address of Principal Executive Offices)

                                  917-339-7134
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              (Registrant's telephone number, including area code)


Item 3.02 Unregistered Sale of Securities

On June 30, 2006, MSGI Security Solutions, Inc. (the "Company") issued warrants for the purchase of an aggregate of 800,000 shares of the Company's common stock (the "Warrants") to a group of institutional investors who, as previously reported, purchased notes from the Company in connection with a private placement and a bridge loan agreement (the "Notes"). The Warrants were issued in connection with certain amendments to the Notes extending the maturity dates and amending the payment terms. The Company is relying on an exemption from registration under Rule 4(2) of the Securities Act of 1933, as this is not a public offering. The Warrants have an exercise price of $4.50 and are exercisable until June 30, 2012.

Item 9.01 Financial Statements and Exhibits

(a) N/A
(b) N/A
(c) N/A
(d) Exhibits

Exhibit No. 4.1

4.1      Form of Stock Purchase Warrant





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MSGI SECURITY SOLUTIONS, INC.

Date: July 7, 2006                       By: /s/ Richard J. Mitchell III
                                             ----------------------------
                                         Name:  Richard J. Mitchell III,
                                                Chief Accounting Officer



                  [OBJECT OMITTED] (C) 2004. EDGAR Online, Inc.


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